UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2025

ZIVO BIOSCIENCE, INC.
(Exact name of Registrant as Specified in Its Charter)

Nevada	000-30415	87-0699977
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2125 Butterfield Road, Suite 100 Troy, Michigan	48084
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 452-9866

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ZIVO	OTCQB
Warrants to purchase shares of CommonStock, par value $0.001 per share	ZIVOW	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Effective January 9, 2025, the board of directors of Zivo Bioscience, Inc. (the “Company”) authorized the Company to enter into a series of Exchange Agreements (“Exchange Agreements”) with certain accredited investors (“Investors”) party to License and Co-Development Participation Agreements (“Participation Agreements”) with the Company. By way of background, between April 13, 2020 and May 14, 2021, the Company entered into a series of approximately twenty Participation Agreements with the Investors, pursuant to which, each Investor funded a portion of the Company’s budget toward development of a license in return for a revenue share and warrants. Under the Participation Agreements, the Company had a buy-out option pursuant to which it could purchase the Investors’ right, title and interest in the revenue share for an aggregate minimum purchase price of $5,306,500. The Exchange Agreements would provide for the cancellation of the Purchase Agreements and accompanying forfeiture of each Investor’s right to earn certain cash from the revenue share and buy-out option in exchange for 212,260 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), in the aggregate (the “Exchange Program”). To date, the Company has completed an exchange with two Investors for a total of 14,200 shares of Common Stock of the Company.

The Exchange Agreements also contain a release of claims and standard representations and warranties of both the Company and each Investor. Laith Yaldoo, a director of the Company, manages, directs, and controls two entities that are expected to participate in the Exchange Program as Investors.

The foregoing description of the Exchange Program does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Exchange Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Exchange Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIVO BIOSCIENCE, INC.

By:	/s/ Keith Marchiando
Keith Marchiando
Chief Financial Officer

Date: January 15, 2025

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